                                                           MAST0404C  30 year  5.0's            Date:03/26/2004        22:21:44

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 UBS Investment Bank       |CMO Structuring Desk: 212-713-3199 Fax: 212-713-3890    |Pac Bands  I:    0-      0  II:           0-     0     III:      0-   0

 Closing Date: 3/31/2004   |WHOLE  30 year  Pricing Speed: 300 PSA                             |PacI %: 0.00   Indices:   1ML     1.120

 First Pay: 4/25/2004          |WAC:5.23   WAM:178.42                                                       |

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 Tranche                                Coupon      Payment      Aver.  Dur   Tx    Spread   Yield     Price                      Description                   Day     Deal%

  Name      Bal(MM)                               Window       Life              Yr        bp                   %                                                                  Del

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  3A1         50,689,000         4.50000     4/04- 3/19     4.41              4                                              "                                                         24     98.49

  SUB3        778,653.64       4.50000     4/04- 3/19     7.26              7                                              "Sub. Bond,    1.51 percent of deal    24       1.51

  15AX      5,378,855.90      4.50000     4/04- 3/19     4.44              4                                                                                                         24     10.45

Paydown Rules:

1. Pay 3A1, until retired;

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                                 Collateral

 Type  Balance            Coupon   Prepay     WAM   Age    WAC

    The information herein has been provided solely by UBS Securities LLC.  Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.

The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.